UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2018

DATE OF REPORTING PERIOD: November 1, 2017 through October 31, 2018

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

Global Dynamic Income Fund (CHW)

Annual REPORT October 31, 2018

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities23

Statement of Operations24

Statements of Changes in Net Assets25

Statement of Cash Flows26

Notes to Financial Statements27

Financial Highlights36

Report of Independent Registered
Public Accounting Firm37

Trustee Approval of
Management Agreement38

Tax Information40

Trustees and Officers41

About Closed-End Funds43

Managed Distribution Policy44

Automatic Dividend Reinvestment Plan44

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   1

Letter to Shareholders

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2018. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of this Calamos Fund.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 11.07%* on a market price basis as of October 31, 2018, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/18 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0096 is paid from ordinary income or capital gains and that approximately $0.0604 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Market Review

The global economy continued to expand during the reporting period, with especially strong fundamentals in the United States. Nonetheless, markets experienced turbulence, with non-U.S. markets facing the greatest pressures. A variety of factors contributed to investor apprehension, including trade policy uncertainty, rising U.S. interest rates, political uncertainties, and fears of softening global growth. In October, anxiety intensified, resulting in a sell-off across global financial markets.

For the 12 months overall, U.S. stocks and convertible securities outperformed global averages.1 Within the fixed income market, high yield securities and shorter-term bonds were more resilient than investment-grade and longer-term issues.2

Outlook

The U.S. economy is likely to maintain its growth trajectory through 2019. Unemployment is low, inflation is contained, consumer and small business confidence are strong, and capital spending is increasing. Deregulation and tax reform have already provided a powerful tailwind for U.S. economic activity and corporate earnings, but we believe the full measure of these policies has yet to be fully reflected in the economy. We expect the Federal Reserve to continue raising interest rates slowly in response to healthy economic conditions, but we do not believe these gradual increases represent an imminent threat to the U.S. economy or markets. Political gridlock is likely, which market participants may welcome if the fiscal policies put in place over recent years remain intact.

Outside the U.S., economic fundamentals are less strong on a relative basis and there is a wide range of political unknowns. However, there are a number of potential tailwinds for growth, such as more stimulative fiscal policy in China and Europe, and supportive policies from global central banks. Additionally, many global investments are trading at what we believe are attractive prices.

As we look forward, we see continued opportunities in stocks, as well as in other economically sensitive areas of the market, such as convertible securities and high yield bonds. Selectivity and risk management will remain essential: political, geopolitical, and interest rate uncertainties are likely to contribute to ongoing market volatility and shifts in market leadership as the economic cycle matures.

We believe the Fund is well positioned for the environment we expect. Our portfolio management team employs rigorous research to take advantage of the volatility in the markets, adding to positions when valuations are attractive and locking in gains when prices rise. They remain highly attentive to the interests of the shareholders in the Fund, including the need for appropriate levels of downside risk management.

Letter to Shareholders

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   3

Conclusion

On behalf of all of us at Calamos Investments, thank you for entrusting us with your assets. I encourage you to visit our website, www.calamos.com, on an ongoing basis for updates about the Funds and the markets, as well as additional information about asset allocation.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information which can be obtained by calling 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 0.00% for the 12-month period ending October 31, 2018. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the 12-month period, the index returned 7.35%. The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 4.05% for the 12-month period. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned -1.36% for the 12-month period.

2The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the 12-month period ending October 31, 2018, the index returned -2.05%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 0.98% for the 12-month period. The Bloomberg Barclays U.S. Government/Credit 1-3 Years Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 0.34% for the 12-month period. The Bloomberg Barclays U.S. Government/Credit Index comprises long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. The index returned -2.31% for the 12-month period.

Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   5

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

6   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/18

Common Shares – Inception 6/27/07
	1 Year	Since Inception**
On Market Price	-8.71%	3.88%
On NAV	-4.85%	4.76%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	14.8%
Financials	14.5
Communication Services	11.4
Energy	10.5
Health Care	9.9
Consumer Discretionary	8.8
Industrials	6.7
Consumer Staples	6.5
Materials	4.8
Utilities	2.8
Real Estate	1.5
Other	0.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Global DYNAMIC INCOME Fund (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a globally enhanced fixed-income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in an array of asset classes. We utilize what we believe is a highly flexible approach investing in equities, convertible securities and high yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, the Fund seeks to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, the Fund invests in convertible securities and short sells the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances the Fund’s ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed income funds. In addition, we think our ability to allocate dynamically across asset classes and strategies enables the Fund to capture the potential of the economic landscape and individual securities simultaneously. By combining asset classes and strategies, we think the Fund is well positioned to generate income and capital gains. The broader range of security types also provides the Fund with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. For the period, the Fund’s exposure to the equity markets was beneficial to overall Fund performance.

The Fund invests in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund returned -4.85% on a net asset value (NAV) basis for the 12 months ended October 31, 2018. On a market price basis, the Fund returned -8.71%. For the sake of comparison to the broader global markets, the MSCI EAFE Index returned -5.66%, the MSCI World Index returned 1.71%, and the S&P 500 Index gained 7.35% during the period.

At the end of the reporting period, the Fund’s shares traded at a -4.89% discount to NAV.

Investment Team Discussion

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/18

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long-term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the reporting period.

We employ a managed distribution policy* within this Fund with the goal of providing shareholders a consistent distribution stream. In each month of the period, the Fund distributed $0.0700 per share, resulting in a current annualized distribution rate of 11.07% of market price as of October 31, 2018.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low-but-rising interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2018, the dividend yield of S&P 500 Index stocks averaged approximately 1.88%.† Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 3.15% and 3.39%, respectively.‡

*Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

†Source: Standard & Poor’s

‡Source: U.S. Department of the Treasury

ASSET ALLOCATION AS OF 10/31/18

Investment Team Discussion

8   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

What factors influenced performance over the reporting period?

The Fund has the ability to invest in a range of strategies including convertible securities, high yield, U.S. equities, international equities, as well as convertible arbitrage. This enables the Fund to participate in a myriad of opportunities on behalf of its shareholders. Given this flexibility, we were able to maintain our exposure to the equity markets through our convertible holdings, which allowed us to participate in the general upward trajectory of equities. Broad improvements in both domestic and global equity and fixed income markets contributed to the Fund’s strong performance over the period.

The Fund’s U.S. equity sleeve underperformed relative to the S&P 500 Index as selection in utilities, specifically selection in electric utilities, contributed to performance. In addition, our selection in energy, namely selection in integrated oil & gas, was additive.

Conversely, our selection in information technology, particularly selection in internet software & services, impeded performance relative to the index. In addition, our selection in consumer discretionary, namely internet and direct marketing retail, was not helpful.

The Fund’s global equity sleeve underperformed relative to the MSCI World Index. Our selection in information technology, particularly selection in semiconductors, weighed on performance. In addition, our selection in consumer discretionary, specifically in internet and direct marketing retail, also weighed on results.

Conversely, our selection and an underweight in financials, namely diversified banks, was helpful. Our selection in energy, namely oil and gas exploration and production, also proved beneficial.

The Fund’s international sleeve underperformed relative to the MSCI EAFE Index. Our overweight in energy (specifically oil and gas exploration and production) was beneficial relative to the index. In addition, selection in information technology, namely allocation in communication equipment, was helpful.

Conversely, selection in communication services (selection and allocations in wireless telecommunication services) impeded performance relative to the MSCI EAFE Index. In addition, our selection in industrials, notably selections in industrial conglomerates, hindered return.

Convertible arbitrage entails owning a convertible bond long and then shorting its underlying stock. It is employed as a strategy to enhance returns. The period was characterized by several bouts of volatility that were conducive to the Fund’s ability to “monetize volatility” through frequent rebalancing of our option and convertible arbitrage hedges. As the markets saw significant advances, the profit on long convertible positions outpaced losses on the short common stock positions, while the long call options in our option trading strategy provided positive returns. When the markets declined, the portfolio’s short equity positions delivered larger gains than long convertible losses and the long puts provided downside protection and profits. As the markets swung back and forth, we opportunistically rebalanced our hedges and generated trading profits.

How is the Fund positioned?

We continued to find opportunities across asset classes. We maintained a preference for larger-cap growth-oriented companies with global presence and geographically diversified revenue streams. We believe that such companies should be particularly well positioned to capitalize on the global and U.S. growth trends we see. In keeping with an emphasis on risk management, we focus on companies that we believe have respectable balance sheets, solid free cash flows, and good prospects for sustainable growth owing to consumer confidence and income, and reliable debt servicing.

Investment Team Discussion

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   9

The portfolio’s largest allocations—in absolute terms—are found within the information technology and financial sectors. We believe that many information technology companies offer compelling fundamentals and participation in secular growth trends. In addition, we believe that the Fund’s exposure to financial companies will do well in a rising-interest-rate, lower-regulatory and reflationary environment. Conversely, the Fund maintained relatively low exposures to utilities, which we believe are fully valued at this point in the cycle.

As noted, the Fund pursues a risk-managed approach to total return. This said, the Fund’s portfolio includes a blend of high yield and investment-grade credits. We take a very selective approach to CCC rated credits. Given our view that economic growth should be closely monitored, we believe it is particularly important to favor companies that offer the best prospects for reliable debt servicing.

We believe this is an environment that is conducive to the prudent use of leverage as a means of enhancing total return and supporting the fund’s distribution rate. In spite of a cost increase due to rising interest rates, the Fund’s use of leverage over the period enjoyed a favorable reinvestment dynamic. As of October 31, 2018, the Fund’s amount of leveraged assets was approximately 36%.

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of economic growth, at least in the short term, we are favoring quality growth companies over cyclicals. Favorable factors within the U.S. include solid job creation, low interest rates, range-bound energy prices, increasing consumer confidence and income and limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to U.S. and global consumption, and companies positioned to benefit from improving fundamentals. We are also optimistic about financials, as we believe that many financial companies are favorably valued and positioned to grow revenues in a rising interest rate environment with fewer regulations. We are also cautious about companies in the consumer staples sector. We believe they may be fully valued as investors are attracted to those stocks for income rather than growth. We are selective regarding the health care sector, favoring those companies that are more product-growth oriented versus price driven to achieve earning growth. We believe our active, risk-managed investment approach positions us to take advantage of volatility as well as opportunities in global equities and convertible securities.

We believe that fiscal policy and geopolitical concerns are likely to remain a focal point of market anxiety. However, we also believe the Fed will try to be accommodative toward fiscal growth. We also anticipate governmental policies being more business friendly. In our view, equities continue to offer compelling risk/reward characteristics, as we seek companies with attractively valued fundamentals and the potential to succeed in a rising interest rate environment and benefit from the wealth and confidence of the U.S. consumer. That said, risk assessment through an actively managed portfolio is imperative during times of volatility to optimize returns.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

10 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2018

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (26.0%)
Communication Services (3.2%)
250,000	Altice Financing, SA*^ 7.500%, 05/15/26	$236,691
725,000	Altice France, SA*µ 7.375%, 05/01/26	696,004
	Altice Luxembourg, SA*^
200,000	7.750%, 05/15/22	186,236
200,000	7.625%, 02/15/25	170,649
460,000	Altice US Finance I Corp.* 5.500%, 05/15/26	448,440
1,825,000	America Movil, SAB de CV 5.000%, 03/30/20	1,859,410
300,000	Cequel Communications Holdings I, LLC / Cequel Capital Corp.*^ 7.500%, 04/01/28	311,208
	Cincinnati Bell, Inc.*µ
370,000	8.000%, 10/15/25	336,944
125,000	7.000%, 07/15/24	112,779
215,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	198,095
1,060,000	CSC Holdings, LLC*^ 5.500%, 04/15/27	1,021,008
1,656,000	Embarq Corp.µ 7.995%, 06/01/36	1,581,778
	Frontier Communications Corp.^
920,000	11.000%, 09/15/25	677,097
689,000	7.625%, 04/15/24	415,281
150,000	8.500%, 04/01/26*	139,661
	Hughes Satellite Systems Corp.^
300,000	6.625%, 08/01/26	286,243
80,000	5.250%, 08/01/26	76,421
425,000	Inmarsat Finance, PLC*^ 4.875%, 05/15/22	417,191
	Intelsat Jackson Holdings, SA
505,000	9.750%, 07/15/25*	529,301
271,000	7.500%, 04/01/21^	274,387
241,000	8.000%, 02/15/24*^	252,350
185,000	8.500%, 10/15/24*^	182,879
135,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	111,003
390,000	Qwest Corp.µ 6.875%, 09/15/33	378,060
165,000	SBA Communications Corp.^ 4.000%, 10/01/22	158,747
	Sprint Corp.
1,450,000	7.875%, 09/15/23^	1,549,499
955,000	7.125%, 06/15/24^	976,879
105,000	7.250%, 09/15/21µ	109,874
370,000	T-Mobile USA, Inc.µ 4.750%, 02/01/28	343,665
75,000	Telecom Italia Capital, SA^ 6.000%, 09/30/34	67,749

PRINCIPAL AMOUNT		VALUE
555,000	United States Cellular Corp.µ 6.700%, 12/15/33	$568,420
200,000	Wind Tre, S.p.A.*^ 5.000%, 01/20/26	170,458
	Windstream Services, LLC / Windstream Finance Corp.
355,000	8.625%, 10/31/25*µ	332,138
115,000	7.750%, 10/01/21	72,838
42,000	10.500%, 06/30/24*	34,285
		15,283,668

Consumer Discretionary (4.9%)
335,000	Beverages & More, Inc.* 11.500%, 06/15/22	263,221
355,000	Boyd Gaming Corp.µ 6.000%, 08/15/26	345,076
390,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	363,414
	CCO Holdings, LLC / CCO Holdings Capital Corp.^
610,000	5.125%, 05/01/27*	575,300
285,000	5.750%, 09/01/23	287,718
135,000	5.000%, 02/01/28*	126,215
	Century Communities, Inc.µ
611,000	6.875%, 05/15/22	612,060
190,000	5.875%, 07/15/25	172,189
950,000	Dana Financing Luxembourg Sarl*^~ 6.500%, 06/01/26	941,726
	DISH DBS Corp.^
520,000	5.875%, 11/15/24	442,660
330,000	7.750%, 07/01/26	293,174
265,000	6.750%, 06/01/21µ	267,965
700,000	Eldorado Resorts, Inc.^µ 6.000%, 04/01/25	694,061
350,000	ESH Hospitality, Inc.*^ 5.250%, 05/01/25	331,800
64,000	GameStop Corp.*^ 6.750%, 03/15/21	64,564
350,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	350,730
310,000	goeasy, Ltd.*µ 7.875%, 11/01/22	321,625
365,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	357,946
345,000	International Game Technology, PLC*^ 6.250%, 01/15/27	341,022
1,025,000	L Brands, Inc.^ 6.875%, 11/01/35	871,599
235,000	Lennar Corp.^µ 6.625%, 05/01/20	243,456
340,000	M/I Homes, Inc.µ 5.625%, 08/01/25	314,101

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
750,000	Mattel, Inc.*^ 6.750%, 12/31/25	$718,144
350,000	Mclaren Finance, PLC*µ 5.750%, 08/01/22	332,075
180,000	Mediacom Broadband, LLC / Mediacom Broadband Corp.µ 5.500%, 04/15/21	181,290
	Meritage Homes Corp.µ
800,000	7.150%, 04/15/20	824,020
652,000	7.000%, 04/01/22	679,925
345,000	Penske Automotive Group, Inc.µ 5.500%, 05/15/26	328,402
	PetSmart, Inc.*^
235,000	5.875%, 06/01/25	184,746
65,000	8.875%, 06/01/25	45,543
	Rite Aid Corp.
745,000	7.700%, 02/15/27	521,969
215,000	6.125%, 04/01/23*^	183,153
1,511,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	1,777,246
560,000	Salem Media Group, Inc.*µ 6.750%, 06/01/24	504,190
352,000	Sally Holdings, LLC / Sally Capital, Inc.^ 5.625%, 12/01/25	327,364
1,000,000	Service Corp. International~ 8.000%, 11/15/21	1,100,640
400,000	Sotheby’s*^ 4.875%, 12/15/25	370,916
260,000	Taylor Morrison Communities Corp.µ 6.625%, 05/15/22	263,351
5,575,000	Toyota Motor Corp.^ 3.419%, 07/20/23	5,545,508
133,809	US Airways Series 2012-2, Class B Pass Through Trust 6.750%, 06/03/21	140,321
295,000	VOC Escrow, Ltd.*µ 5.000%, 02/15/28	277,563
		22,887,988

Consumer Staples (1.1%)
390,000	Albertsons Companies, LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLCµ 5.750%, 03/15/25	346,696
415,000	Fresh Market, Inc.*µ 9.750%, 05/01/23	304,506
	JBS USA LUX, SA / JBS USA Finance, Inc.*µ
1,745,000	7.250%, 06/01/21	1,768,968
525,000	6.750%, 02/15/28	512,539
	New Albertson’s, Inc.µ
430,000	7.450%, 08/01/29	362,623
235,000	7.750%, 06/15/26	207,126
180,000	8.000%, 05/01/31	155,082

PRINCIPAL AMOUNT		VALUE
	Pilgrim’s Pride Corp.*^
570,000	5.875%, 09/30/27	$519,068
145,000	5.750%, 03/15/25	135,510
	Post Holdings, Inc.*^
310,000	5.750%, 03/01/27	296,472
72,000	5.625%, 01/15/28	67,832
	Simmons Foods, Inc.*µ
216,000	7.750%, 01/15/24^	219,151
170,000	5.750%, 11/01/24	124,632
		5,020,205

Energy (3.7%)
110,000	Berry Petroleum Company, LLC*µ 7.000%, 02/15/26	109,539
210,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	207,254
365,000	Buckeye Partners, LP^‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	334,824
725,000	Calfrac Holdings, LP*µ 8.500%, 06/15/26	653,577
540,000	California Resources Corp.*^ 8.000%, 12/15/22	481,766
583,000	Carrizo Oil & Gas, Inc.^µ 6.250%, 04/15/23	573,870
350,000	Chaparral Energy, Inc.* 8.750%, 07/15/23	337,575
295,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	290,666
	Chesapeake Energy Corp.
380,000	8.000%, 01/15/25^	385,432
270,000	7.000%, 10/01/24	264,750
220,000	Comstock Escrow Corp.* 9.750%, 08/15/26	212,677
630,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	564,039
155,000	DCP Midstream, LPµ‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	148,692
	Denbury Resources, Inc.
310,000	5.500%, 05/01/22^	269,461
225,000	9.250%, 03/31/22*	234,872
140,000	7.500%, 02/15/24*	137,439
135,000	Diamond Offshore Drilling, Inc.µ 7.875%, 08/15/25	133,403
	Energy Transfer, LP
800,000	5.559%, 11/01/66µ‡ 3 mo. USD LIBOR + 3.02%	689,984
500,000	5.875%, 01/15/24^	525,897
300,000	5.500%, 06/01/27^	305,587
	Enterprise Products Operating, LLC^‡
570,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	532,323

Schedule of Investments October 31, 2018

12 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
155,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	$138,856
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
295,000	7.750%, 05/15/26µ	294,348
255,000	9.375%, 05/01/24^	194,165
	Genesis Energy, LP / Genesis Energy Finance Corp.^
375,000	6.250%, 05/15/26µ	340,813
360,000	6.500%, 10/01/25	334,485
	Gulfport Energy Corp.^
325,000	6.375%, 05/15/25	308,241
225,000	6.000%, 10/15/24	211,733
285,000	Halcon Resources Corp. 6.750%, 02/15/25	260,013
400,000	HighPoint Operating Corp.µ 7.000%, 10/15/22	394,884
480,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	520,762
350,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	346,250
285,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.*µ 10.625%, 05/01/24	256,701
135,000	Moss Creek Resources Holdings, Inc.*µ 7.500%, 01/15/26	130,133
444,000	MPLX, LP^ 4.875%, 06/01/25	452,842
35,000	Nabors Industries, Inc.^ 5.750%, 02/01/25	32,306
230,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	233,718
35,000	Northern Oil and Gas, Inc.* 9.500%, 05/15/23 9.500% PIK rate	36,149
260,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	255,587
365,000	Par Petroleum, LLC / Par Petroleum Finance Corp.*µ 7.750%, 12/15/25	361,695
365,000	PDC Energy, Inc.^µ 5.750%, 05/15/26	335,513
300,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/20	300,605
365,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	342,129
145,000	QEP Resources, Inc.^ 5.625%, 03/01/26	136,710
545,000	SESI, LLC^ 7.750%, 09/15/24	536,054
150,000	SM Energy Company^ 6.750%, 09/15/26	150,439

PRINCIPAL AMOUNT		VALUE
290,000	Southwestern Energy Companyµ 7.500%, 04/01/26	$295,330
245,000	Sunoco, LP / Sunoco Finance Corp.*^ 5.500%, 02/15/26	234,679
75,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.*^ 5.875%, 04/15/26	75,618
75,000	TransMontaigne Partners, LP / TLP Finance Corp.µ 6.125%, 02/15/26	70,529
75,000	Transocean Pontus, Ltd.*µ 6.125%, 08/01/25	74,660
345,000	Transocean, Inc.*^µ 7.500%, 01/15/26	339,256
365,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	339,302
550,000	W&T Offshore, Inc.*^ 9.750%, 11/01/23	532,986
765,000	Weatherford International, Ltd.^ 8.250%, 06/15/23	586,219
375,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	375,126
365,000	WildHorse Resource Development Corp. 6.875%, 02/01/25	363,670
		17,586,133

Financials (3.2%)
715,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	640,797
1,120,000	Ally Financial, Inc.µ 8.000%, 11/01/31	1,348,239
350,000	Amwins Group, Inc.*µ 7.750%, 07/01/26	360,064
650,000	Ardonagh Midco 3, PLC*µ 8.625%, 07/15/23	606,765
550,000	AssuredPartners, Inc.* 7.000%, 08/15/25	541,643
375,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	364,455
375,000	Bank of Nova Scotia^µ‡ 4.650%, 10/12/22 3 mo. USD LIBOR + 2.65%	348,034
745,000	Charles Schwab Corp.µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	709,031
425,000	CyrusOne, LP / CyrusOne Finance Corp.µ 5.375%, 03/15/27	423,515
310,000	Dell International, LLC / EMC Corp.*µ 6.020%, 06/15/26	321,605
360,000	Discover Financial Services^‡ 5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	340,830

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
160,000	Greystar Real Estate Partners, LLC*µ 5.750%, 12/01/25	$156,658
375,000	HUB International, Ltd.*^ 7.000%, 05/01/26	366,776
500,000	ILFC E-Capital Trust II*µ‡ 5.030%, 12/21/65 3 mo. USD LIBOR + 1.80%	445,245
800,000	Iron Mountain, Inc.*^ 5.250%, 03/15/28	721,172
	Jefferies Finance, LLC*µ
600,000	7.375%, 04/01/20	606,234
600,000	7.250%, 08/15/24	586,809
325,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*µ 5.250%, 10/01/25	301,860
260,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	254,878
355,000	LPL Holdings, Inc.*µ 5.750%, 09/15/25	344,877
	MetLife, Inc.
645,000	6.400%, 12/15/36^	670,797
36,000	5.875%, 03/15/28µ‡ 3 mo. USD LIBOR + 2.96%	35,981
715,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.µ 6.500%, 07/01/21	715,057
550,000	Navient Corp.^ 6.750%, 06/25/25	538,373
290,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	291,312
525,000	Oil Insurance, Ltd.*‡ 5.378%, 12/03/18 3 mo. USD LIBOR + 2.98%	508,675
705,000	Quicken Loans, Inc.*^ 5.750%, 05/01/25	680,671
375,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	373,348
	Springleaf Finance Corp.^
497,000	6.875%, 03/15/25	476,424
350,000	7.125%, 03/15/26	332,066
170,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	168,723
785,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	689,273
		15,270,187

Health Care (3.2%)
679,000	Acadia Healthcare Company, Inc.µ 6.500%, 03/01/24	692,733

PRINCIPAL AMOUNT		VALUE
	Bausch Health Cos., Inc.*
750,000	9.000%, 12/15/25	$783,536
730,000	8.500%, 01/31/27	747,213
350,000	9.250%, 04/01/26	368,002
323,000	7.500%, 07/15/21^µ	328,136
1,810,000	Community Health Systems, Inc.*^ 8.125%, 06/30/24	1,425,158
1,065,000	DaVita, Inc.^ 5.125%, 07/15/24	1,018,683
825,000	Endo DAC / Endo Finance, LLC / Endo Finco, Inc.*µ 6.000%, 07/15/23	712,606
419,000	Endo Finance, LLC / Endo Finco, Inc.*µ 7.250%, 01/15/22	398,953
240,000	HCA Healthcare, Inc.^µ 6.250%, 02/15/21	249,800
	HCA, Inc.µ
1,355,000	5.375%, 02/01/25	1,365,684
795,000	5.875%, 05/01/23	825,305
315,000	7.500%, 11/06/33	341,999
363,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^ 8.750%, 11/01/24	382,199
385,000	Magellan Health, Inc.µ 4.400%, 09/22/24	370,149
480,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^ 5.625%, 10/15/23	413,513
165,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	142,242
	Tenet Healthcare Corp.^
1,400,000	6.750%, 06/15/23	1,397,550
725,000	4.625%, 07/15/24µ	699,241
450,000	Teva Pharmaceutical Finance Company, BV^ 2.950%, 12/18/22	409,165
1,162,000	Teva Pharmaceutical Finance IV, BVµ 3.650%, 11/10/21	1,113,411
150,000	Teva Pharmaceutical Finance IV, LLCµ 2.250%, 03/18/20	146,041
	Teva Pharmaceutical Finance Netherlands III, BV
365,000	6.000%, 04/15/24µ	363,611
225,000	2.800%, 07/21/23^	198,810
215,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	202,595
		15,096,335

Industrials (2.7%)
450,000	ACCO Brands Corp.*µ 5.250%, 12/15/24	422,473
170,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trustµ 5.000%, 10/01/21	174,570

Schedule of Investments October 31, 2018

14 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Allison Transmission, Inc.*µ
275,000	4.750%, 10/01/27	$252,799
165,000	5.000%, 10/01/24	160,425
210,000	Apergy Corp.*µ 6.375%, 05/01/26	213,340
392,135	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	377,800
365,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	328,064
540,000	Bombardier, Inc.*^ 7.500%, 03/15/25	541,493
	Covanta Holding Corp.
425,000	5.875%, 03/01/24µ	425,897
70,000	5.875%, 07/01/25^	68,431
390,000	Delphi Technologies, PLC*µ 5.000%, 10/01/25	352,156
215,000	Energizer Gamma Acquisition, Inc.*^ 6.375%, 07/15/26	215,286
590,000	Fly Leasing, Ltd.µ 5.250%, 10/15/24	564,913
75,000	FXI Holdings, Inc.*µ 7.875%, 11/01/24	70,299
750,000	Garda World Security Corp.* 7.250%, 11/15/21	744,491
685,000	Golden Nugget, Inc.*^ 6.750%, 10/15/24	684,538
355,000	Gray Television, Inc.*^ 5.875%, 07/15/26	341,693
360,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	370,280
480,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	457,498
	Hertz Corp.^
375,000	7.375%, 01/15/21	368,376
65,000	7.625%, 06/01/22*	62,329
	Icahn Enterprises, LP^
350,000	6.375%, 12/15/25µ	348,162
330,000	6.750%, 02/01/24	332,346
200,000	James Hardie International Finance, Ltd.*^ 4.750%, 01/15/25	186,366
400,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	359,624
210,000	JPW Industries Holding Corp.*µ 9.000%, 10/01/24	214,086
560,000	Meritor, Inc.^ 6.250%, 02/15/24	551,897
370,000	Multi-Color Corp.*^ 4.875%, 11/01/25	342,777
505,000	Navistar International Corp.*^ 6.625%, 11/01/25	515,810

PRINCIPAL AMOUNT		VALUE
	Park Aerospace Holdings, Ltd.*µ
215,000	4.500%, 03/15/23	$205,311
145,000	5.500%, 02/15/24	143,854
665,000	Park-Ohio Industries, Inc.^µ 6.625%, 04/15/27	668,884
360,000	Scientific Games International, Inc.*^ 5.000%, 10/15/25	335,304
205,000	Tennant Companyµ 5.625%, 05/01/25	204,117
75,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	62,536
200,000	TransDigm UK Holdings, PLC*^ 6.875%, 05/15/26	199,765
	United Rentals North America, Inc.^
345,000	5.875%, 09/15/26	338,014
265,000	4.875%, 01/15/28	239,221
140,000	6.500%, 12/15/26	141,523
195,000	Waste Pro USA, Inc.*µ 5.500%, 02/15/26	186,749
		12,773,497

Information Technology (1.8%)
553,000	Alliance Data Systems Corp.*^ 5.875%, 11/01/21	563,781
5,210,000	Apple, Inc.^µ 2.000%, 11/13/20	5,099,235
	Cardtronics, Inc.µ
307,000	5.125%, 08/01/22	299,772
140,000	5.500%, 05/01/25*	131,060
510,000	CBS Radio, Inc.*^ 7.250%, 11/01/24	482,590
	Clear Channel Worldwide Holdings, Inc.
360,000	7.625%, 03/15/20^	360,207
135,000	7.625%, 03/15/20µ	135,175
345,000	CommScope Technologies, LLC*µ 6.000%, 06/15/25	335,982
350,000	Harland Clarke Holdings Corp.*µ 8.375%, 08/15/22	316,622
420,000	Nuance Communications, Inc.^ 6.000%, 07/01/24	426,823
260,000	VFH Parent, LLC*µ 6.750%, 06/15/22	265,605
		8,416,852

Materials (1.5%)
536,000	AK Steel Corp.^ 6.375%, 10/15/25	478,527
480,000	Alcoa Nederland Holding, BV*µ 7.000%, 09/30/26	505,728
1,170,000	ArcelorMittal, SAµ 7.000%, 10/15/39	1,297,945
360,000	Arconic, Inc.^ 5.125%, 10/01/24	354,510

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
700,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	$656,253
140,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	141,379
	First Quantum Minerals, Ltd.*^
232,000	7.000%, 02/15/21	227,235
200,000	7.250%, 04/01/23	184,731
400,000	INEOS Group Holdings, SA*^µ 5.625%, 08/01/24	383,104
215,000	JW Aluminum Continuous Cast Company*µ 10.250%, 06/01/26	215,195
190,000	Kinross Gold Corp.^ 4.500%, 07/15/27	170,349
335,000	New Gold, Inc.*µ 6.375%, 05/15/25	268,709
1,335,000	PBF Holding Company, LLC / PBF Finance Corp.^µ 7.250%, 06/15/25	1,380,190
	United States Steel Corp.^
700,000	6.875%, 08/15/25	687,386
150,000	6.250%, 03/15/26	141,534
		7,092,775

Real Estate (0.2%)
630,000	MPT Operating Partnership, LP / MPT Finance Corp.^ 5.000%, 10/15/27	592,968
365,000	Starwood Property Trust, Inc.^ 4.750%, 03/15/25	350,995
		943,963

Utilities (0.5%)
145,000	NGPL PipeCo, LLC*µ 4.875%, 08/15/27	140,350
	NRG Energy, Inc.
525,000	6.625%, 01/15/27^	544,016
228,000	5.750%, 01/15/28	227,010
685,000	PPL Capital Funding, Inc.^‡ 5.051%, 03/30/67 3 mo. USD LIBOR + 2.67%	667,824
215,000	Talen Energy Supply, LLC*^µ 10.500%, 01/15/26	189,573
360,000	TerraForm Power Operating, LLC*^ 5.000%, 01/31/28	323,051
305,000	Vistra Energy Corp.*µ 8.125%, 01/30/26	331,527
		2,423,351
	Total Corporate Bonds (Cost $127,468,777)	122,794,954

PRINCIPAL AMOUNT			VALUE
Convertible Bonds (38.7%)
Communication Services (2.0%)
400,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	$447,848
250,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	2,463,719
5,625,000		GCI Liberty, Inc.*^µ 1.750%, 09/30/46	6,101,128
100,000		Twitter, Inc.*^ 0.250%, 06/15/24	93,642
197,000		Weibo Corp.*^ 1.250%, 11/15/22	175,950
			9,282,287

Consumer Discretionary (5.6%)
200,000		Cie Generale des Etablissements Michelin, SCAµ 0.000%, 01/10/22	186,304
		Ctrip.com International, Ltd.
6,170,000		1.990%, 07/01/25^	6,148,590
550,000		1.000%, 07/01/20	522,626
331,000		DISH Network Corp. 3.375%, 08/15/26	296,091
1,500,000		Gannett Company, Inc.*µ 4.750%, 04/15/24	1,556,070
20,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	178,648
162,000		Liberty Expedia Holdings, Inc.*^ 1.000%, 06/30/47	161,815
		Liberty Interactive, LLC
697,733		4.000%, 11/15/29	480,818
480,000		3.750%, 02/15/30	328,639
285,000		Liberty Media Corp.µ 1.375%, 10/15/23	331,657
1,028,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	3,360,039
220,000		Marriott Vacations Worldwide Corp.^ 1.500%, 09/15/22	205,933
5,390,000		RH*^ 0.000%, 06/15/23	4,760,044
168,500	EUR	SEB, SA 0.000%, 11/17/21	358,757
200,000		Shanghai Port Group BVI Holding Company, Ltd. 0.000%, 08/09/22	204,736
500,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	280,085
		Tesla, Inc.^
5,000,000		2.375%, 03/15/22	6,095,700
655,000		1.250%, 03/01/21µ	735,077
200,000		Valeo, SA 0.000%, 06/16/21	179,861
			26,371,490

Schedule of Investments October 31, 2018

16 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE

Consumer Staples (0.1%)
800,000		Carrefour, SAµ 0.000%, 03/27/24	$747,228

Energy (4.7%)
3,300,000		Nabors Industries, Inc.^ 0.750%, 01/15/24	2,463,665
172,000		SM Energy Company^ 1.500%, 07/01/21	172,828
		SunEdison, Inc.@
2,261,000		0.250%, 01/15/20*	48,069
275,000		2.000%, 10/01/18	5,853
11,200,000		TOTAL, SAµ 0.500%, 12/02/22	12,188,512
6,000,000		Tullow Oil Jersey, Ltd.µ 6.625%, 07/12/21	7,187,580
185,000		Whiting Petroleum Corp. 1.250%, 04/01/20	176,789
			22,243,296

Financials (5.7%)
36,000,000	JPY	AEON Financial Service Company, Ltd. 0.000%, 09/13/19	330,206
1,600,000	EUR	AURELIUS Equity Opportunities SE & Co. KGaA 1.000%, 12/01/20	1,848,984
880,000		AXA, SA*µ 7.250%, 05/15/21	902,739
4,700,000	EUR	Corestate Capital Holding, SAµ 1.375%, 11/28/22	5,177,514
662,400	EUR	Credit Agricole, SA 0.000%, 10/03/19	556,605
300,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	339,124
12,100,000		JPMorgan Chase Bank, N.A.µ 0.000%, 12/30/20	12,637,058
300,000	EUR	LEG Immobilien, AGµ 0.875%, 09/01/25	369,904
480,000,000	JPY	Mitsubishi Chemical Holdings Corp. 0.000%, 03/29/24	4,397,210
200,000		Yamaguchi Financial Group, Inc.‡ 1.874%, 03/26/20 3 mo. USD LIBOR - 0.50%	201,129
			26,760,473

Health Care (2.1%)
4,700,000	EUR	Bayer Capital Corp., BVµ 5.625%, 11/22/19	4,448,546
300,000	EUR	Bayer, AG 0.050%, 06/15/20	351,741
277,000		BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	327,266

PRINCIPAL AMOUNT			VALUE
3,275,000	CAD	Canopy Growth Corp.* 4.250%, 07/15/23	$3,283,831
200,000	EUR	GN Store Nord, A/Sµ 0.000%, 05/31/22	267,967
235,000		Illumina, Inc.^ 0.000%, 06/15/19	296,766
73,000		Innoviva, Inc.µ 2.500%, 08/15/25	76,753
200,000		Insulet Corp.*^ 1.375%, 11/15/24	226,620
220,000		NuVasive, Inc.µ 2.250%, 03/15/21	245,616
135,000		Pacira Pharmaceuticals, Inc. 2.375%, 04/01/22	142,073
190,000		Teladoc Health, Inc.*µ 1.375%, 05/15/25	274,563
			9,941,742

Industrials (2.9%)
40,000,000	JPY	ANA Holdings, Inc. 0.000%, 09/19/24	358,658
5,735,000		Echo Global Logistics, Inc.µ 2.500%, 05/01/20	5,702,970
506,500	EUR	Elis, SA 0.000%, 10/06/23	181,997
155,000		Greenbrier Companies, Inc.^ 2.875%, 02/01/24	163,128
43,000,000	HKD	Harvest International Company 0.000%, 11/21/22	5,153,206
250,000		Johnson Electric Holdings, Ltd. 1.000%, 04/02/21	270,079
30,000,000	JPY	Kandenko Company, Ltd. 0.000%, 03/31/21	298,714
40,000,000	JPY	Kansai Paint Company, Ltd. 0.000%, 06/17/19	352,196
250,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	245,702
40,000,000	JPY	LIXIL Group Corp. 0.000%, 03/04/22	346,788
20,000,000	JPY	Nippon Flour Mills Company, Ltd. 0.000%, 06/20/25	180,453
100,000	EUR	Symrise, AG 0.238%, 06/20/24	127,862
200,000		Vinci, SAµ 0.375%, 02/16/22	212,309
			13,594,062

Information Technology (10.8%)
190,000		Akamai Technologies, Inc.*^ 0.125%, 05/01/25	185,843
415,000		Altaba, Inc.µ 0.000%, 12/01/18	466,958

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 17

PRINCIPAL AMOUNT			VALUE
2,055,000		Atlassian, Inc.*^ 0.625%, 05/01/23	$2,355,708
520,000		Citrix Systems, Inc.µ 0.500%, 04/15/19	736,122
95,000		Coupa Software, Inc.*^ 0.375%, 01/15/23	146,977
2,700,000		DocuSign, Inc.*^µ 0.500%, 09/15/23	2,531,209
2,380,000		Envestnet, Inc.µ 1.750%, 12/15/19	2,463,681
140,000,000	JPY	GMO Payment Gateway, Inc. 0.000%, 06/19/23	1,335,407
1,000,000		Guidewire Software, Inc.µ 1.250%, 03/15/25	1,008,930
113,000		II-VI, Inc.µ 0.250%, 09/01/22	116,308
155,000		Inphi Corp. 0.750%, 09/01/21	145,079
3,000,000		j2 Global, Inc.µ 3.250%, 06/15/29	3,556,350
171,000		Lumentum Holdings, Inc.^ 0.250%, 03/15/24	195,062
448,000		Microchip Technology, Inc.^ 1.625%, 02/15/27	424,601
		Micron Technology, Inc.
130,000		3.000%, 11/15/43µ	169,574
77,000		2.125%, 02/15/33	265,061
186,000		New Relic, Inc.*^ 0.500%, 05/01/23	196,104
158,000		Nice Systems, Inc.^ 1.250%, 01/15/24	212,226
3,920,000		NXP Semiconductors, NV^ 1.000%, 12/01/19	3,971,234
695,000		Okta, Inc.*^ 0.250%, 02/15/23	947,000
93,000		ON Semiconductor Corp.µ 1.000%, 12/01/20	104,338
7,585,000		Palo Alto Networks, Inc.*^ 0.750%, 07/01/23	7,375,768
151,000		Q2 Holdings, Inc.*µ 0.750%, 02/15/23	166,172
132,000		RealPage, Inc.µ 1.500%, 11/15/22	181,557
173,000		Silicon Laboratories, Inc.^ 1.375%, 03/01/22	186,876
		Splunk, Inc.*
6,430,000		0.500%, 09/15/23~	6,153,574
1,690,000		1.125%, 09/15/25	1,601,579
350,000		Square, Inc.*^ 0.500%, 05/15/23	419,421
200,000		STMicroelectronics, NV 0.000%, 07/03/22	206,810

PRINCIPAL AMOUNT			VALUE
85,000		Synaptics, Inc. 0.500%, 06/15/22	$76,149
150,000		Teradyne, Inc.^ 1.250%, 12/15/23	188,323
2,115,000		Twilio, Inc.*^µ 0.250%, 06/01/23	2,642,989
150,000		Veeco Instruments, Inc. 2.700%, 01/15/23	125,686
190,000		Wix.com, Ltd.*^ 0.000%, 07/01/23	186,809
4,680,000		Workday, Inc.^µ 0.250%, 10/01/22	5,202,452
5,050,000		Xero Investments, Ltd. 2.375%, 10/04/23	4,607,064
195,000		Zendesk, Inc.*^ 0.250%, 03/15/23	213,891
			51,068,892

Materials (4.1%)
250,000		BASF, SE 0.925%, 03/09/23	229,597
100,000	EUR	Buzzi Unicem, S.p.A.µ 1.375%, 07/17/19	127,671
4,232,000		Cemex, SAB de CV~ 3.720%, 03/15/20	4,170,975
7,800,000		Glencore Funding, LLCµ 0.000%, 03/27/25	7,025,265
200,000		LG Chem, Ltd. 0.000%, 04/16/21	201,496
7,430,000		Royal Gold, Inc.~µ 2.875%, 06/15/19	7,501,328
			19,256,332

Real Estate (0.7%)
2,016,000		AYC Finance, Ltd. 0.500%, 05/02/19	2,027,330
500,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	610,193
490,000		IH Merger Sub, LLC^µ 3.000%, 07/01/19	589,195
210,000		Starwood Property Trust, Inc.^ 4.375%, 04/01/23	210,257
			3,436,975
		Total Convertible Bonds (Cost $194,654,523)	182,702,777

U.S. Government and Agency Securities (5.7%)
		United States Treasury Note
6,100,000		1.750%, 10/31/20	5,967,077
5,843,000		1.875%, 05/31/22	5,629,897
5,020,000		2.625%, 08/15/20	4,998,486
4,990,000		2.625%, 11/15/20	4,964,394
4,710,000		1.875%, 10/31/22	4,517,328

Schedule of Investments October 31, 2018

18 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,002,000	1.000%, 06/30/19^	$991,761
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $27,512,403)	27,068,943

Bank Loans (2.1%)
Communication Services (0.4%)
375,000	Cincinnati Bell, Inc.‡ 5.552%, 10/02/24 1 mo. LIBOR + 3.25%	375,536
358,200	CSC Holdings, LLC‡ 4.780%, 01/25/26 1 mo. LIBOR + 2.50%	358,479
281,313	Cumulus Media, Inc.‡ 6.810%, 05/15/22 1 mo. LIBOR + 4.50%	278,325
350,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	360,124
520,172	New Media Holdings II, LLC‡ 8.552%, 07/14/22 1 mo. LIBOR + 6.25%	524,074
		1,896,538

Consumer Discretionary (0.3%)
149,625	American Greetings Corp.‡ 6.804%, 04/06/24 1 mo. LIBOR + 4.50%	150,093
234,393	PetSmart, Inc.!‡ 0.000%, 03/11/22	199,367
350,000	R.R. Donnelley & Sons Company‡ 7.280%, 01/15/24 1 mo. LIBOR + 5.00%	347,812
741,125	Weight Watchers International, Inc.‡ 7.150%, 11/29/24 1 mo. LIBOR + 4.75%	746,569
		1,443,841

Energy (0.1%)
288,550	McDermott Tech Americas, Inc.‡ 7.302%, 05/10/25 1 mo. LIBOR + 5.00%	285,592

Financials (0.3%)
74,625	AssuredPartners, Inc.‡ 5.552%, 10/22/24 1 mo. LIBOR + 3.25%	74,541
373,125	Genworth Financial, Inc.‡ 6.831%, 03/07/23 1 mo. LIBOR + 4.50%	381,522
222,727	GLP Financing, LLC‡ 3.780%, 04/28/21 1 mo. LIBOR + 1.50%	221,057
299,250	HUB International, Ltd.‡ 5.490%, 04/25/25 1 mo. LIBOR + 3.00%	298,782

PRINCIPAL AMOUNT		VALUE
250,000	Resideo Funding, Inc.‡ 4.490%, 10/04/25 1 mo. LIBOR + 2.00%	$251,095
		1,226,997

Health Care (0.7%)
723,020	Amneal Pharmaceuticals, LLC‡ 5.813%, 05/04/25 1 mo. LIBOR + 3.50%	728,533
731,250	Bausch Health Cos., Inc.‡ 5.274%, 06/01/25 1 mo. LIBOR + 3.00%	732,537
355,000	Gentiva Health Services, Inc.‡ 9.313%, 07/02/26 1 mo. LIBOR + 7.00%	363,653
175,928	6.063%, 07/02/25 1 mo. LIBOR + 3.75	176,917
347,355	Mallinckrodt International Finance, SA‡ 5.136%, 09/24/24 1 mo. LIBOR + 2.75%	343,312
346,500	Ortho Clinical Diagnostics, SA‡ 5.544%, 06/30/25 1 mo. LIBOR + 3.25%	345,807
595,466	Team Health Holdings, Inc.‡ 5.052%, 02/06/24 1 mo. LIBOR + 2.75%	564,949
		3,255,708

Industrials (0.1%)
343,275	Scientific Games International, Inc.‡ 5.046%, 08/14/24 2 mo. LIBOR + 2.75%	340,424
357,300	TransDigm, Inc.‡ 4.802%, 08/22/24 1 mo. LIBOR + 2.50%	356,223
		696,647

Information Technology (0.1%)
350,000	BMC Software Finance, Inc.!‡ 0.000%, 10/02/25	351,641
350,000	First Data Corp.‡ 4.287%, 04/26/24 1 mo. LIBOR + 2.00%	348,506
		700,147

Real Estate (0.1%)
354,113	iStar, Inc.‡ 5.028%, 06/28/23 1 mo. LIBOR + 2.75%	354,776
	Total Bank Loans (Cost $9,837,007)	9,860,246

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 19

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (11.3%)
Communication Services (3.2%)
93,900	Alibaba Exchangeable (Softbank)*§ 5.750%, 06/01/19	$15,144,614

Energy (0.4%)
8,945	Hess Corp.µ 8.000%, 02/01/19	567,918
	NuStar Energy, LP‡
44,000	7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	922,240
17,300	8.500%, 12/15/21^ 3 mo. USD LIBOR + 6.77%	399,284
		1,889,442

Financials (0.8%)
5,000	2017 Mandatory Exchangeable Trust* 5.188%, 12/01/20	659,750
14,232	Assurant, Inc.µ 6.500%, 03/15/21	1,516,633
641	Bank of America Corp. 7.250%, 12/31/49	814,903
649	Wells Fargo & Company 7.500%, 12/31/49	825,522
		3,816,808

Health Care (0.6%)
25,179	Becton Dickinson and Companyµ 6.125%, 05/01/20	1,477,252
3,000	Teva Pharmaceutical Industries, Ltd. 7.000%, 12/15/18	1,110,000
		2,587,252

Industrials (0.8%)
1,500	Fortive Corp.µ 5.000%, 07/01/21	1,473,315
43,800	Rexnord Corp.µ 5.750%, 11/15/19	2,504,046
		3,977,361

Information Technology (0.3%)
15,000	MTS Systems Corp. 8.750%, 07/01/19	1,588,125

Materials (0.3%)
22,059	International Flavors & Fragrances, Inc.µ 6.000%, 09/15/21	1,270,157

Real Estate (1.4%)
3,765	Crown Castle International Corp.µ 6.875%, 08/01/20	3,934,425
39,750	Welltower, Inc.^µ 6.500%, 12/31/49	2,448,600
		6,383,025

NUMBER OF SHARES			VALUE

Utilities (3.5%)
20,000		CenterPoint Energy, Inc.^µ 7.000%, 09/01/21	$992,400
105,200		DTE Energy Company 6.500%, 10/01/19	5,610,316
83,600		NextEra Energy, Inc.^µ 6.123%, 09/01/19	4,848,800
		Sempra Energyµ
16,880		6.750%, 07/15/21^	1,683,105
4,816		6.000%, 01/15/21	477,555
11,765		South Jersey Industries, Inc.µ 7.250%, 04/15/21	591,544
25,000		Vistra Energy Corp.^µ 7.000%, 07/01/19	2,293,750
			16,497,470
		Total Convertible Preferred Stocks (Cost $57,142,109)	53,154,254

Common Stocks (66.3%)
Communication Services (9.2%)
6,500		Alphabet, Inc. - Class A~#	7,088,770
86,500		America Movil, SAB de CV - Class L^	1,244,735
3,623		Cumulus Media, Inc. - Class A^#	52,751
23,675		Facebook, Inc. - Class A#	3,593,628
26,000	JPY	Nintendo Company, Ltd.	8,117,272
96,000	EUR	Orange, SA	1,498,402
176,200	HKD	Tencent Holdings, Ltd.	6,036,482
59,500		Verizon Communications, Inc.	3,396,855
1,176,545	GBP	Vodafone Group, PLC	2,212,538
86,845		Walt Disney Company~	9,972,411
			43,213,844

Consumer Discretionary (3.0%)
30,300		Aptiv, PLC	2,327,040
78,600	EUR	Daimler, AG	4,655,997
100,000		Ford Motor Company~	955,000
6,800	KRW	Hyundai Motor Company	636,908
17,525		Newell Brands, Inc.^~	278,297
9,000	EUR	Porsche Automobil Holding, SE	572,355
9,000	EUR	Puma, SE	4,627,972
			14,053,569

Consumer Staples (8.9%)
102,000		Coca-Cola Company	4,883,760
31,400	EUR	Danone, SA	2,223,539
160,800	GBP	Diageo, PLC	5,559,100
55,500	EUR	Kerry Group, PLC - Class A	5,679,590
112,900	CHF	Nestlé, SA	9,531,366
25,500		Philip Morris International, Inc.	2,245,785
46,400	JPY	Pigeon Corp.	1,962,359

Schedule of Investments October 31, 2018

20 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE
41,890	EUR	Unilever, NV	$2,250,960
78,400		Walmart, Inc.	7,861,952
			42,198,411

Energy (7.6%)
782,000	GBP	BP, PLC	5,648,948
31,500		Chevron Corp.~	3,516,975
13,000		CNOOC, Ltd.	2,200,250
40,000		ConocoPhillips	2,796,000
23,500		Devon Energy Corp.~	761,400
20,110		Enterprise Products Partners, LP	539,350
59,900		Exxon Mobil Corp.~	4,772,832
3,976		GasLog, Ltd.	81,329
6,038		Gulfmark Offshore, Inc.#	203,420
3,674		Gulfmark Offshore, Inc.#	123,777
7,655		Magellan Midstream Partners, LP	472,160
45,000		Marathon Petroleum Corp.	3,170,250
24,000		Noble Corp., PLC^#	120,480
8,905		Ocean Rig UDW, Inc. - Class A#	269,732
87,000	EUR	Royal Dutch Shell, PLC - Class A	2,763,245
82,300	GBP	Royal Dutch Shell, PLC - Class A	2,621,921
98,974		Schlumberger, Ltd.~	5,078,356
8,985		Spectra Energy Partners, LP	309,983
5,280		Targa Resources Corp.^	272,818
2,500		Williams Companies, Inc.	60,825
			35,784,051

Financials (12.7%)
141,400		American International Group, Inc.	5,838,406
140,388	EUR	Azimut Holding, S.p.A.^	1,728,541
261,500		Bank of America Corp.~	7,191,250
25,300		Cboe Global Markets, Inc.	2,855,105
289,431	CHF	Credit Suisse Group, AG#	3,783,921
46,700	EUR	Deutsche Böerse, AG	5,901,596
25,400		Goldman Sachs Group, Inc.	5,724,398
172,200	INR	HDFC Bank, Ltd.	4,457,814
77,200		JPMorgan Chase & Company~	8,416,344
98,000	CAD	Power Financial Corp.	2,110,449
257,500	GBP	Prudential, PLC	5,156,085
19,000		S&P Global, Inc.	3,464,080
65,100		US Bancorp	3,402,777
			60,030,766

Health Care (9.0%)
45,670		Alexion Pharmaceuticals, Inc.~#	5,118,237
12,801		Anthem, Inc.	3,527,572
68,000	GBP	AstraZeneca, PLC	5,201,294
33,800		Baxter International, Inc.	2,112,838
1,885		Biogen, Inc.#	573,549
26,500		Celgene Corp.~#	1,897,400

NUMBER OF SHARES			VALUE
15,800		Edwards Lifesciences Corp.#	$2,332,080
11,900		Humana, Inc.	3,812,879
80,700		Johnson & Johnson~	11,297,193
22,100		Laboratory Corp. of America Holdings#	3,548,155
36,455	CHF	Novartis, AG	3,192,448
			42,613,645

Industrials (3.9%)
190,000	CHF	ABB, Ltd.	3,823,092
37,029	EUR	Alstom, SA	1,617,155
67,200		Delta Air Lines, Inc.	3,677,856
27,200	JPY	FANUC Corp.	4,731,900
242,500		General Electric Company	2,449,250
34,600	EUR	KION Group, AG	2,021,885
			18,321,138

Information Technology (10.0%)
140,400		Advanced Micro Devices, Inc.#	2,556,684
46,140		Apple, Inc.^~	10,098,200
20,500	EUR	ASML Holding, NV	3,531,002
60,000	JPY	Canon, Inc.	1,709,005
5,300	CAD	Constellation Software, Inc.	3,647,577
290,000	SEK	LM Ericsson Telephone Company - Class B	2,524,960
30,300		MasterCard, Inc. - Class A	5,989,401
66,700		Microsoft Corp.	7,124,227
580,000	EUR	Nokia Corp.	3,276,179
177,700		Taiwan Semiconductor Manufacturing Company, Ltd.~	6,770,370
			47,227,605

Materials (1.6%)
154,000	CAD	Barrick Gold Corp.	1,929,021
135,000	CAD	Goldcorp, Inc.	1,219,302
160,000	AUD	Newcrest Mining, Ltd.	2,342,112
30,000	GBP	Rio Tinto, PLC	1,456,523
280,000	CAD	Yamana Gold, Inc.	635,953
			7,582,911

Utilities (0.4%)
45,801	EUR	Engie, SA	610,846
10,500		Exelon Corp.	460,005
29,000	EUR	RWE, AG	564,172
			1,635,023
		Total Common Stocks (Cost $417,761,668)	312,660,963

Schedule of Investments October 31, 2018

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 21

NUMBER oF Contracts/ NOTIONAL AMOUNT			VALUE
Purchased Options (1.0%) #
Consumer Discretionary (0.2%)
41 583,348		Alibaba Group Holding, Ltd. Call, 04/18/19, Strike $155.00	$40,180
81 12,943,881		Amazon.com, Inc. Call, 11/16/18, Strike $1,900.00	11,219
19 3,561,702		Booking Holdings, Inc. Call, 01/17/20, Strike $1,920.00	465,500
		Kering, SA
13 552,614	EUR	Call, 12/21/18, Strike 520.55	604
12 510,106	EUR	Call, 12/21/18, Strike 483.37	1,321
40 1,075,200	EUR	LVMH Moet Hennessy Louis Vuitton, SE Call, 01/18/19, Strike 260.00	73,803
19 510,720	EUR	Call, 12/21/18, Strike 290.00	4,864
		Sony Corp.
860 4,655,180		Call, 01/18/19, Strike $62.50	51,600
70 378,910		Call, 04/18/19, Strike $57.50	22,050
			671,141

Health Care (0.0%)
156 4,853,940		Illumina, Inc. Call, 12/21/18, Strike $330.00	120,900

Industrials (0.0%)
42 410,382	EUR	Airbus, SE Call, 12/21/18, Strike 100.00	14,700
690 4,751,340		CSX Corp. Call, 01/18/19, Strike $75.00	82,800
			97,500

Information Technology (0.2%)
35 496,055		Lam Research Corp. Call, 03/15/19, Strike $150.00	30,275
670 5,640,730		Paypal Holdings, Inc. Call, 01/18/19, Strike $90.00	174,870
39 669,396		Red Hat, Inc. Call, 03/15/19, Strike $125.00	191,880
600 5,510,400		Worldpay, Inc. Call, 01/18/19, Strike $95.00	249,000
620 5,292,940		Xilinx, Inc. Call, 01/18/19, Strike $85.00	359,600
			1,005,625

Materials (0.0%)
91 291,604	GBP	Glencore, PLC Call, 12/21/18, Strike 3.80	2,338

NUMBER oF Contracts/ NOTIONAL AMOUNT		VALUE

Other (0.6%)
680 11,547,760	Invesco QQQ Trust Series Put, 01/18/19, Strike $170.00	$512,720
	iShares 20+ Year Treasury Bond
2,080 23,624,640	Call, 01/18/19, Strike $125.00	27,040
2,030 23,056,740	Call, 03/15/19, Strike $120.00	156,310
1,240 4,871,960	iShares China Large-Cap ETF Put, 01/18/19, Strike $39.00	238,080
1,860 11,617,560	iShares MSCI EAFE ETF Put, 01/18/19, Strike $62.00	333,870
1,180 4,620,880	iShares MSCI Emerging Markets ETF Put, 01/18/19, Strike $39.00	212,400
1,760 9,651,840	iShares MSCI Japan ETF Call, 01/18/19, Strike $60.00	25,520
1,140 30,851,820	SPDR S&P 500 ETF Trust Call, 01/18/19, Strike $267.00	1,276,230
		2,782,170
	Total Purchased Options (Cost $6,921,155)	4,679,674

NUMBER OF SHARES		VALUE
Short Term Investments (5.2%)
12,307,347	Fidelity Prime Money Market Fund - Institutional Class, 2.240%***	12,311,039
12,216,758	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.050%***	12,216,758
	Total Short Term Investments (Cost $24,527,797)	24,527,797
	TOTAL INVESTMENTS (156.3%) (Cost $865,825,439)	737,449,608

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-13.8%)		(65,000,000)

LIABILITIES, LESS OTHER ASSETS (-42.5%)		(200,496,606)

NET ASSETS (100.0%)		$471,953,002

Common Stocks Sold Short (-5.4%) #
Consumer Discretionary (-1.9%)
(21,574)	Alibaba Group Holding, Ltd.	(3,069,549)
(18,440)	Ctrip.com International, Ltd.	(613,683)
(68,000)	Gannett Company, Inc.	(659,600)
(23,470)	New York Times Company - Class A	(619,608)
(12,000)	Tesla, Inc.	(4,047,840)
		(9,010,280)

Schedule of Investments October 31, 2018

22 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Financials (-0.4%)
(10,440)	Assurant, Inc.	$(1,014,872)
(34,000)	AXA Equitable Holdings, Inc.	(689,860)
		(1,704,732)

Health Care (-0.5%)
(5,550)	Becton Dickinson and Company	(1,279,275)
(42,850)	Teva Pharmaceutical Industries, Ltd.	(856,143)
		(2,135,418)

Industrials (-0.2%)
(14,500)	Fortive Corp.	(1,076,625)

Information Technology (-1.3%)
(6,400)	Guidewire Software, Inc.	(569,408)
(33,000)	j2 Global, Inc.	(2,403,720)
(28,500)	MTS Systems Corp.	(1,349,475)
(8,146)	Okta, Inc.	(475,401)
(12,300)	Splunk, Inc.	(1,228,032)
		(6,026,036)

Materials (-0.2%)
(6,452)	International Flavors & Fragrances, Inc.	(933,346)

Utilities (-0.9%)
(28,700)	CenterPoint Energy, Inc.	(775,187)
(11,750)	Sempra Energy	(1,293,910)
(15,294)	South Jersey Industries, Inc.	(451,785)
(81,500)	Vistra Energy Corp.	(1,844,345)
		(4,365,227)
	Total Common Stocks Sold Short (Proceeds $23,932,789)	(25,251,664)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
Energy (0.0%)
400 2,796,000	Conocophillips Call, 01/18/19, Strike $72.50 (Premium $113,566)	$(111,400)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $124,229,589 (see Note 7 - Notes Payable).

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities is $32,676,317.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2018.

&Illiquid security.

@In default status and considered non-income producing.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of October 31, 2018.

FOREIGN CURRENCY ABBREVIATIONS

AUDAustralian Dollar

CADCanadian Dollar

CHFSwiss Franc

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

SEKSwedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE OCTOBER 31, 2018 (Unaudited)

	Value	% of Total Investments
US Dollar	$544,043,294	76.4%
European Monetary Unit	59,113,526	8.3%
British Pound Sterling	27,858,747	3.9%
Japanese Yen	26,762,535	3.8%
Swiss Franc	20,330,827	2.9%
Canadian Dollar	12,826,133	1.8%
Hong Kong Dollar	11,189,688	1.6%
Indian Rupee	4,457,814	0.6%
Swedish Krona	2,524,960	0.3%
Australian Dollar	2,342,112	0.3%
South Korean Won	636,908	0.1%
Total Investments Net of Common Stocks Sold Short	$712,086,544	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 23

Statement of Assets and Liabilities October 31, 2018

ASSETS
Investments in securities, at value (cost $865,825,439)	$737,449,608
Cash with custodian (interest bearing)	4,206,409
Restricted cash for short positions (interest bearing)	25,982,736
Receivables:
Accrued interest and dividends	4,067,875
Investments sold	2,997,631
Prepaid expenses	299,975
Other assets	109,090
Total assets	775,113,324

LIABILITIES
Securities sold short, at value (proceeds $23,932,789)	25,251,664
Options written, at value (premium $113,566)	111,400
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,600,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $593,206) (Note 8)	64,406,794
Payables:
Notes payable	204,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	201,777
Investments purchased	7,857,294
Affiliates:
Investment advisory fees	648,603
Deferred compensation to trustees	109,090
Financial accounting fees	7,404
Trustees’ fees and officer compensation	8,405
Other accounts payable and accrued liabilities	557,891
Total liabilities	303,160,322
NET ASSETS	$471,953,002

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,149,167 shares issued and outstanding	$598,295,926
Undistributed net investment income (loss)	119,799
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	3,254,146
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(129,716,869)
NET ASSETS	$471,953,002
Net asset value per common shares based upon 59,149,167 shares issued and outstanding	$7.98

24 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Year Ended October 31, 2018

INVESTMENT INCOME
Interest	$14,429,969
Dividends	12,255,823
Securities lending income	99,827
Foreign Taxes Withheld	(654,852)
Total investment income	26,130,767

EXPENSES
Investment advisory fees	7,922,762
Interest expense on Notes Payable (Note 7)	4,415,867
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	2,683,199
Dividend or interest expense on short positions	151,923
Printing and mailing fees	92,498
Financial accounting fees	91,415
Custodian fees	87,630
Accounting fees	64,412
Legal fees	49,226
Trustees’ fees and officer compensation	47,905
Transfer agent fees	36,534
Audit fees	36,115
Registration fees	17,781
Other	83,172
Total expenses	15,780,439
NET INVESTMENT INCOME (LOSS)	10,350,328

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	42,730,124 (a)
Purchased options	6,340,984
Foreign currency transactions	153,542
Written options	(2,003,793)
Short positions	1,168,041
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(79,232,247)
Purchased options	(2,310,557)
Foreign currency translations	(12,972)
Written options	(987)
Short positions	(171,045)
NET GAIN (LOSS)	(33,338,910)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,988,582)

(a)Net of foreign capital gains tax of $33,685.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT 25

Statements of Changes in Net Assets

	Year Ended October 31, 2018	Year Ended October 31, 2017
OPERATIONS
Net investment income (loss)	$10,350,328	$13,126,542
Net realized gain (loss)	48,388,898	35,836,780
Change in unrealized appreciation/(depreciation)	(81,727,808)	62,364,876
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(22,988,582)	111,328,198

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(49,604,918)	(49,565,873	)(a)
Net decrease in net assets from distributions to common shareholders	(49,604,918)	(49,565,873)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	1,271,622	—
Net increase (decrease) in net assets from capital stock transactions	1,271,622	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,321,878)	61,762,325

NET ASSETS
Beginning of year	$543,274,880	$481,512,555
End of year	$471,953,002	$543,274,880

(a)The SEC eliminated the requirement to disclose distributions from net investment income and net realized gains and undistributed net income (loss) in 2018. Included in total distributions was $44,777,789 of net investment income and $4,788,084 of net realized gains as of the year ended October 31, 2017. The undistributed net investment income (loss) was $(1,452,216) at year ended October 31, 2017.

26 CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows Year Ended October 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(22,988,582)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(763,412,204)
Net purchases of short term investments	(8,457,151)
Purchases of securities to cover securities sold short	(15,010,167)
Proceeds paid on closing written options	(5,141,121)
Proceeds from disposition of investment securities, including purchased options	776,250,415
Proceeds from securities sold short	27,755,707
Premiums received from written options	3,231,722
Amortization and accretion of fixed-income securities	(3,740,053)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	108,813
Net realized gains/losses from investments, excluding purchased options	(42,730,760)
Net realized gains/losses from capital gains tax	(33,685)
Net realized gains/losses from purchased options	(6,340,984)
Net realized gains/losses from short positions	(1,168,041)
Net realized gains/losses from written options	2,003,793
Change in unrealized appreciation or depreciation on investments, excluding purchased options	79,232,247
Change in unrealized appreciation or depreciation on purchased options	2,310,557
Change in unrealized appreciation or depreciation on short positions	171,045
Change in unrealized appreciation or depreciation on written options	987
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(629,979)
Restricted cash for short positions (interest bearing)	(13,000,737)
Restricted foreign currency for short positions	105,650
Prepaid expenses	(233,789)
Other assets	321,057
Increase/(decrease) in liabilities:
Payables to affiliates	(14,453)
Other accounts payable and accrued liabilities	(26,530)
Net cash provided by/(used in) operating activities	$8,563,757

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(48,333,296)
Distributions to Mandatory Redeemable Preferred Shareholders	201,777
Offering costs on Mandatory Redeemable Preferred Shares	(14,875)
Net increase/(decrease) in due to custodian bank	(210,954)
Proceeds from note payable	44,000,000
Net cash provided by/(used in) financing activities	$(4,357,348)
Net increase/(decrease) in cash and foreign currency*	$4,206,409
Cash and foreign currency at beginning of year	$—
Cash at end of year	$4,206,409
Supplemental disclosure
Cash paid for interest on Notes Payable	$4,431,287
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$2,884,976
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$1,271,622

*Includes net change in unrealized appreciation or depreciation on foreign currency of $68.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   27

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Notes to Financial Statements

28   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   29

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2017 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $109,090 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2018. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2018.

Notes to Financial Statements

30   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$24,527,560	$689,823,518
Proceeds from sales	657,960	735,551,123

The cost basis of investments for federal income tax purposes at October 31, 2018 was as follows:

Cost basis of investments	$839,451,821
Gross unrealized appreciation	16,820,596
Gross unrealized depreciation	(144,185,873)
Net unrealized appreciation (depreciation)	$(127,365,277)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2018, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$ (986,157)
Undistributed net investment income/(loss)	40,826,605
Accumulated net realized gain/(loss) on investments	(39,840,448)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2018 were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2018	Year Ended October 31, 2017
Distributions paid from:
Ordinary income	$ 42,601,688	$45,173,224
Long-term capital gains	9,577,615	4,788,084
Return of capital	—	—

As of October 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$325,945
Undistributed capital gains	1,091,589
Total undistributed earnings	1,417,534
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(127,389,606)
Total accumulated earnings/(losses)	(125,972,072)
Other	(370,852)
Paid-in-capital	598,295,926
Net assets applicable to common shareholders	$471,953,002

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   31

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2018.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

Notes to Financial Statements

32   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2018, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2018, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2018, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$4,679,674	$—
Written options(2)	—	111,400
	$4,679,674	$111,400

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the year ended October 31, 2018, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	163,894
Written options	47,671

*Activity during the period is measured by opened number of contracts for options purchased or written.

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   33

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2018, the average borrowings under the Agreement were $195.5 million. For the year ended October 31, 2018, the average interest rate was 2.25%. As of October 31, 2018, the amount of total outstanding borrowings was $204.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2018 was 2.70%.

Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2018, approximately $117.1 million of securities were on loan ($105.0 million of fixed income securities and $12.1 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,600,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $65.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2018.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	860	$25	$21,500,000
Series B	9/06/24	4.00%	860	$25	$21,500,000
Series C	9/06/27	4.24%	880	$25	$22,000,000
				Total	$65,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may

Notes to Financial Statements

34   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,149,167 shares outstanding at October 31, 2018. Transactions in common shares were as follows:

	YEAR ENDED October 31, 2018	YEAR ENDED October 31, 2017
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	142,175	—
Ending shares	59,149,167	59,006,992

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

Notes to Financial Statements

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   35

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$122,794,954	$—	$122,794,954
Convertible Bonds	—	182,702,777	—	182,702,777
U.S. Government and Agency Securities	—	27,068,943	—	27,068,943
Bank Loans	—	9,860,246	—	9,860,246
Convertible Preferred Stocks	35,761,765	17,392,489	—	53,154,254
Common Stocks U.S.	178,685,757	203,420	—	178,889,177
Common Stocks Foreign	15,832,738	117,939,048	—	133,771,786
Purchased Options	4,679,674	—	—	4,679,674
Short Term Investments	24,527,797	—	—	24,527,797
Total	$259,487,731	$477,961,877	$—	$737,449,608
Liabilities:
Common Stocks Sold Short U.S.	$25,251,664	$—	$—	$25,251,664
Written Options	111,400	—	—	111,400
Total	$25,363,064	$—	$—	$25,363,064

36   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.21	$8.16	$8.92	$9.86	$10.05
Income from investment operations:
Net investment income (loss)*	0.18	0.22	0.28	0.28	0.40
Net realized and unrealized gain (loss)	(0.57)	1.67	(0.20)	(0.38)	0.21
Total from investment operations	(0.39)	1.89	0.08	(0.10)	0.61
Less distributions to common shareholders from:
Net investment income	(0.84)	(0.76)	(0.46)	(0.72)	(0.70)
Net realized gains	–	(0.08)	–	–	–
Return of capital	–	–	(0.38)	(0.12)	(0.10)
Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.80)
Premiums from shares sold in at the market offerings	–	–	–	–	–
Net asset value, end of year	$7.98	$9.21	$8.16	$8.92	$9.86
Market value, end of year	$7.59	$9.13	$7.16	$7.68	$9.01
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(4.85)%	25.23%	2.98%	(0.15)%	7.02%
Market value	(8.71)%	41.48%	4.95%	(5.92)%	10.93%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.97%	2.23%	2.06%	1.89%	1.79%
Net investment income (loss)	1.95%	2.58%	3.42%	2.97%	3.92%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$471,953	$543,275	$481,513	$526,508	$581,624
Portfolio turnover rate	93%	99%	29%	45%	32%
Average commission rate paid	$0.0199	$0.0295	$0.0289	$0.0244	$0.0269
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$65,000	$65,000	$–	$–	$–
Notes Payable (000’s omitted)	$204,000	$160,000	$196,000	$224,400	$230,000
Asset coverage per $1,000 of loan outstanding(c)	$3,632	$4,802	$3,457	$3,346	$3,529
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$285	$295	$–	$–	$–

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.60%, 1.53%, 1.54%, 1.53% and 1.48%, respectively.

(c)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   37

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Global Dynamic Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Global Dynamic Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 17, 2018

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

38   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 29, 2018, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2019, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2018, except where otherwise noted.  Where available, the Board considered one-, three-, five- and ten-year performance.  To the extent the Board considered data for periods other than those ending on March 31, 2018 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

The Board considered that the Fund outperformed its Category median for the one-, three- and five-year periods and equaled its Category median for the ten-year period.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   39

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser no longer manages sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group, though the Fund’s management fee rate is higher than its Expense Group median. The Board noted, however, that the Fund’s management fee rate was within two basis points of the Fund’s Expense Group median. The Board also reviewed the Fund’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

40   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2019, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $9,577,615 as capital gain dividends for the fiscal year ended October 31, 2018.

Under Section 854(b)(2) of the Code, the Fund hereby designates $9,023,473 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2018.

Under Section 854(b)(2) of the Code, the Fund hereby designates 7.99% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2018.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   41

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2007) Term Expires 2020	24

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), Director CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2007) Term Expires 2021	24

Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until October 31, 2018)

William R. Rybak, (1951)	Trustee (since 2007) Term Expires 2020	24

Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007), JNL Strategic Income Fund LLC (2007-2018) and Jackson Variable Series Trust (open-end mutual funds) (since January 2018)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2007); Lead Independent Trustee (since 2007) Term Expires 2019	24	Private investor

David D. Tripple, (1944)	Trustee (since 2007) Term Expires 2021	24	Private investor; Trustee, Century Growth Opportunities Fund (open-end mutual fund) (since 2010), Century Shares Trust and Century Small Cap Select Fund (open-end mutual funds) (since January 2004)***

Virginia G. Breen, (1964)	Trustee (since 2015) Term Expires 2019	24

Private Investor, Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2019	24

Expert Affiliate, Bates Group, LLC (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004- 2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)

*Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 163 portfolios in fund complex.

***Overseeing two portfolios in fund complex.

****Overseeing five portfolios in fund complex.

*****Overseeing five portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

42   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; prior thereto Vice President, Fund Administration (2010-2017)

Robert Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2007)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2018 Annual Meeting

The Fund held its annual meeting of shareholders on June 28, 2018. The purpose of the annual meeting was to elect two trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John E. Neal and Mr. David D. Tripple were nominated for reelection as trustees for a three-year term until the 2021 annual meeting or until his successor is duly elected and qualified, and both were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON - VOTES AND ABSTENTIONS
John E. Neal	56,337,545.110	932,734	—
David D. Tripple	56,298,710.110	971,569	—

Messrs. Calamos, Timbers, and Rybak, and Ms. Breen’s terms of office as trustees continued after the meeting.

Results of 2017 Annual Meeting

The Fund held its annual meeting of shareholders on June 20, 2017. The purpose of the annual meeting was to elect two trustees to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John P. Calamos, Sr. and Mr. William R. Rybak were nominated for reelection as trustees for a three-year term until the 2020 annual meeting or until his successor is duly elected and qualified, and both were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON - VOTES AND ABSTENTIONS
John P. Calamos, Sr.	51,583,810.758	1,117,741	—
William R. Rybak	51,352,117.758	1,349,434	—

Messrs. Timbers, Neal, and Tripple and Mses. Breen and Hamacher’s terms of office as trustees continued after the meeting.

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   43

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

44   CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT   45

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2018 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2018 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHWANR 3083 2018

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2017	10/31/2018
Audit Fees (a)	$26,758	$30,642
Audit-Related Fees(b)	$9,713	$11,490
Tax Fees(c)	$667	$—
All Other Fees(d)	$—	$—

Total	$36,471	$42,132

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2017	10/31/2018
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers, David D. Tripple, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been Chairman, President and Trustee of the Trust and Founder, Chairman and Global CIO of CALAMOS ADVISORS since August 2016; Chairman and Global CIO since April 2016; Chairman, CEO and Global Co-CIO since April 2013; CEO and Global Co-CIO since 2012; and CEO and Co-CIO prior thereto. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Joe Wysocki joined Calamos Advisors in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2018

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	18,788,469,860	12	707,256,316	2,860	2,052,725,369
John Hillenbrand	20	11,970,437,304	12	707,256,316	2,860	2,052,725,369
Jon Vacko	20	11,970,437,304	12	707,256,316	2,860	2,052,725,369
Eli Pars	19	17,238,272,932	12	707,256,316	2,860	2,052,725,369
Dennis Cogan	11	6,980,732,508	7	475,729,548	2,860	2,052,725,369
Nick Niziolek	11	6,980,732,508	7	475,729,548	2,860	2,052,725,369
Joe Wysocki	11	9,780,879,214	4	571,664,780	2,860	2,052,725,369
R. Matthew Freund	13	9,876,456,344	5	231,526,768	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2018

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	329,803,661	0	—	0	—
John Hillenbrand	2	329,803,661	0	—	0	—
Jon Vacko	2	329,803,661	0	—	0	—
Eli Pars	2	329,803,661	0	—	0	—
Dennis Cogan	2	329,803,661	0	—	0	—
Nick Niziolek	2	329,803,661	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2018, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2018, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos. Additionally, Messrs. Hillenbrand, Niziolek and Pars has been granted additional deferred bonus and compensation awards.

As of October 31, 2018, R. Matthew Freund receives all of his compensation from Calamos. Mr. Freund's compensation consists of base salary, annual short-term cash incentive and a long-term incentive payable either in cash or equity. Mr. Freund's total compensation consisting of base salary and minimum annual short-term cash and long-term incentive are guaranteed through 2018. Mr. Freund's base salary is guaranteed through March 31, 2019.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. All Co-Portfolio Managers are eligible to receive annual awards under an incentive compensation plan. All Co-Portfolio Managers of the firm are eligible for the LTI program.

(a)(4) As of October 31, 2018, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	$100,001-$500,000
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Eli Pars	None
Jon Vacko	None
Joe Wysocki	None
R. Matthew Freund	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $2,536,065

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $542,393

Rebates paid to borrower: $1,451,569

(3) Aggregate fees and/or compensation $1,993,962

(4) Net income from securities lending activities: $542,103

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 21, 2018

By: /s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: December 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 21, 2018

By: /s/ Curtis Holloway
Name: Curtis Holloway
Title: Principal Financial Officer
Date: December 21, 2018